                                                               Filed Pursuant to
                                                        Rule 424 (b) (3) and (c)
                                                              File No. 333-42500

              PROSPECTUS SUPPLEMENT NO. 5 DATED SEPTEMBER 27, 2000
                       TO PROSPECTUS DATED AUGUST 3, 2000

                             CONEXANT SYSTEMS, INC.
                                7,651,414 SHARES
                                       OF
                                  COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

         This Prospectus Supplement should be read in conjunction with the Prospectus dated August 3, 2000 (the "Prospectus"). The table on pages 23, 24 and 25 of the Prospectus under the caption "Selling Securityholders" setting forth information concerning the selling securityholders in connection with the HotRail Acquisition is superceded by the following table:

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
HOTRAIL ACQUISITION:
1392551 Ontario Ltd. ..................................................             32,421                  32,421
Acuitive, Inc. ........................................................              2,161                   2,161
Adimare, Louis R. .....................................................                519                     519
Ahn, Daniel H. ........................................................              7,883                   7,883
Ain, Mark Stuart ......................................................                519                     519
Ain, Ross D. ..........................................................                519                     519
Al Majed, Hussah A. H. ................................................              1,081                   1,081
Al, Dalal Khaled Zaid .................................................              1,081                   1,081
Albanese, Glen W. .....................................................                861                     861
Alexander, Leslie L. IRA ..............................................              2,595                   2,595
Al-Khalid, Fahia & Omar Al-Nisif ......................................              1,081                   1,081
Al-Khalid, Lulwa & Alya Al-Bahar ......................................              1,081                   1,081
Allen, Bradley P. and Rebecca J. Allen, Trustees of the Bradley and
  Rebecca Allen Trust Dated February 21, 1998 .........................                865                     865
Al-Marzouq, Abdulwahab & Nawal Al-Marzouq .............................              1,081                   1,081
Alpine Venture Fund, LP. ..............................................            205,856                 205,856
Al-Sabah, Mariam Nasser ...............................................                540                     540
American Pacific Ventures, Inc. .......................................             10,015                  10,015
Aveliar Estates, Ltd. .................................................                324                     324
Averett, James E. Jr., MD/IRA .........................................                404                     404
Avista Ventures, Inc. .................................................             10,807                  10,807
Bancroft Investments II ...............................................              1,038                   1,038
Bancroft Investments III ..............................................              1,038                   1,038
Bancroft Partners .....................................................                519                     519
Barr, John O. Jr. .....................................................                156                     156
Barshop, Bruce B. .....................................................                404                     404
Barshop, Jamie L. .....................................................                404                     404

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Barshop, Steven .......................................................                404                     404
Baulme, Merve .........................................................                432                     432
Baumgartner, Walter F. ................................................                540                     540
Bean, Brian ...........................................................              4,678                   4,678
Beans Plus LLC - Finance ..............................................              3,087*                  3,087
Beans Plus LLC - SM ...................................................              2,329*                  2,329
Binder Complex Family Trust ...........................................                404                     404
Blackstone Technology Partners, LLC ...................................              4,323                   4,323
Bliessener, Merrylee ..................................................              1,543                   1,543
Boehlke, Robert J. ....................................................                519                     519
Bott, Richard H. ......................................................              1,038                   1,038
Boyadjieff, George ....................................................                519                     519
BP Amoco Corporation Master Trust for Employee Pension Plans ..........             83,659                  83,659
Broadview SLP .........................................................              1,038                   1,038
Bucknell University ...................................................              2,076                   2,076
Builder Investment Partnership ........................................                811                     811
Bumgarner, Donna S. ...................................................              1,790                   1,790
Burger Family Trust, The DTD 3/25/98 ..................................                270                     270
Buten, Matthew IRA ....................................................                104                     104
Butler, Cindy S. Trustee, Vadasz Investment Trust dtd 3/15/99 .........                519                     519
BV Private Equity, Ltd. ...............................................              5,231                   5,231
Cameron, James ........................................................                519                     519
Campbell, Bruce .......................................................                618                     618
Campbell, Casey .......................................................                206                     206
Campbell, Christopher .................................................                206                     206
Campbell, Gordon ......................................................            122,778                 122,778
Campbell, Kyle ........................................................                206                     206
Campion, John E. ......................................................              3,401                   3,401
Carlsen, Dan ..........................................................              1,029                   1,029
Carnes, James M. ......................................................                540                     540
Carr, Laurence J. .....................................................              2,022                   2,022
Carter, Wiley L. and Nancy M. Carter Trustees of the Wiley L. Carter &
  Nancy M. Carter Trust UDT 3/31/83 ...................................                104                     104
Cast Enterprises ......................................................              4,323                   4,323
Castle Advisers, L.P. .................................................              1,557                   1,557
Centaur Business Inc. BVI .............................................              2,161                   2,161
Central Coast Capital Holdings, Inc. ..................................                721                     721
Ch'ien, Raymond K. F. .................................................                432                     432
Champion International Corporation Defined Benefit & Defined
  Contribution Plan Master Trust ......................................             32,345                  32,345
Chang, Chien C. .......................................................                519                     519
Chapman, J. A. and Leta M. Chapman Charitable Trust ...................             24,259                  24,259
Charter Ventures II, L.P. .............................................             34,377                  34,377
Chase Venture Capital Associates, L.P. ................................          1,209,663               1,209,663
Chavencap, Ltd. .......................................................             18,852                  18,852
Chiruvolu, Ravi .......................................................              1,160                   1,160

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
CIT Group/Equity Investments, Inc. ....................................              6,484                   6,484
Cohen, Matthew S. .....................................................                519                     519
Cohen, Richard ........................................................                519                     519
Cohen, Richard B. .....................................................              1,081                   1,081
Cohen, Robert D. ......................................................                519                     519
Coleman, Bobby W. .....................................................              2,562                   2,562
Collins, G. Fulton III Mgmt Trust Dated 12/31/87 ......................              2,022                   2,022
Comerica Bank .........................................................              5,892                   5,892
Cooper Revocable Trust DTD 7/26/96 ....................................                519                     519
Corrigan Family Trust U/D/T date June 12, 1984, The ...................              1,038                   1,038
Costa, Fran ...........................................................              1,543                   1,543
CPS Employees' Pension Trust ..........................................             26,979                  26,979
Dailey, Roger E. ......................................................                404                     404
Dale, Peter ...........................................................                130                     130
Davidson, Craig L. ....................................................              1,374                   1,374
Davidson, Mari ........................................................              1,374                   1,374
Davis, Jarrett L. III .................................................              2,021                   2,021
Daystar Realty Limited ................................................                821                     821
DeGeorge, Lawrence F. .................................................              5,190                   5,190
Del Biaggio III, William J. ...........................................                216                     216
Delmon, Edmond S. .....................................................              4,323                   4,323
Dench, Robert H. and Gloria E. Dench, TTEE Dench Living Trust Dated
  June 16, 1994 .......................................................                519                     519
Diamond Shamrock Refining and Marketing Company .......................              1,120                   1,120
Dolan, A. Barr ........................................................             18,852                  18,852
Dolch, Volker .........................................................              1,038                   1,038
Domescik, Dr. Gerald ..................................................                202                     202
Domescik, Dr. Gerald P/S Master Trust Northwest Radiology Consultants .                404                     404
Dominion Financial LLC ................................................             61,749                  61,749
Donnelly, Edwin H. MD .................................................                809                     809
Dorris, Stephanie .....................................................             10,292                  10,292
Douglas, J. Robert IRA Rollover .......................................                404                     404
Duenner, Stephen R. and Ruthie B. .....................................              2,022                   2,022
Eberts, Donald ........................................................             74,440                  74,440
Edelson, Harry ........................................................              1,038                   1,038
Egan, Richard .........................................................             23,158                  23,158
Evans, Matthew ........................................................                103                     103
F&M Bank & Trust Co., Co-Trustee, Edna P. Langholz 1980 Trust .........                540                     540
F&W Investments 1996-II ...............................................              6,175                   6,175
F&W Investments 2000 ..................................................              9,357                   9,357
FINAMA Private Equity FCPR ............................................              6,484                   6,484
First Formosa II Technology Investment Corp. ..........................            331,429                 331,429
First Formosa Technology Investment Holding Company Limited ...........            107,293                 107,293
First Trust Corp. FBO Jerome W. Carlson IRA Account #183315-0001 ......                270                     270

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Foster & Foster .......................................................              8,560                   8,560
Fountain, Tracy .......................................................              1,000                   1,000
Fu, Kevin J. Irrevocable Trust ........................................              2,058                   2,058
Fu, Shuiti ............................................................              1,029                   1,029
Fu-Jing Trust created on November 23, 1999 ............................            564,161                 564,161
Gallagher, Vincent E. IRA MSTC as Custodian ...........................                415                     415
Gandhi, Gunavati ......................................................              4,318                   4,318
Goldman - Valerine Family Trust .......................................                519                     519
Gorman, Joseph T. .....................................................              1,038                   1,038
Gorman, William S. ....................................................              5,146                   5,146
Gottstein, Bernard J. .................................................              2,022                   2,022
Goyan-Hart Family Living Trust, Jere E. Goyan or Linda L. Hart,
  Trustees ............................................................              1,160                   1,160
Great American Ventures LLC ...........................................              2,161                   2,161
Greb, Charles E. ......................................................              6,403                   6,403
Greene, Natalie F. ....................................................                 20                      20
Grenon-Malzacher LLC ..................................................                540                     540
Gridley, Linda Bornhuetter ............................................                519                     519
Gupta, Ram Paul .......................................................                519                     519
Gustafson, Corrie S. ..................................................                292                     292
Gutierrez, Salvador O. ................................................                540                     540
GVC Cayman Corporation ................................................             28,608                  28,608
H.E. Butt Grocery Company .............................................                560                     560
Halff, Alex H. ........................................................                809                     809
Hall, David M. ........................................................                216                     216
Harrison, Donald C. ...................................................              1,160                   1,160
Hart, Milledge and Patti ..............................................              1,081                   1,081
Hartman, Greg .........................................................              1,029                   1,029
Head, Andrew M. .......................................................                404                     404
Head, John F. Jr. .....................................................                404                     404
Hennessy, John M. .....................................................                519                     519
Henningsen, Lee A. ....................................................              1,038                   1,038
Hershner, Thomas L. ...................................................                216                     216
HFM Charitable Remainder Trust ........................................              5,404                   5,404
Hill Family Foundation, Inc., The .....................................              1,038                   1,038
Hillman, James L. .....................................................              1,029                   1,029
Hix, Thomas C. ........................................................              1,029                   1,029
Hixon, George C. ......................................................              6,204                   6,204
Hoang, Tuong ..........................................................              1,482                   1,482
Holarud Partners 394 ..................................................              4,043                   4,043
Hoover, Mark ..........................................................              3,087                   3,087
Hou, David C. Trust 2/1/2000 David C. Hou, Trustee ....................                648                     648
House, David L. .......................................................                104                     104
Howard, David L. ......................................................              6,204                   6,204
Hsieh, H.L. ...........................................................             28,608                  28,608
Iacovone, Jack J. .....................................................                861                     861
Idanta Partners, Ltd. .................................................              2,076                   2,076
Incaval S.A. Panama ...................................................              1,945                   1,945

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Ingrams, LV. & R.A. ...................................................              1,081                   1,081
Innovatech Associates .................................................             14,408**                14,408
Ironwood Partners, Ltd. ...............................................              1,621                   1,621
J.S. Robinson Associates ..............................................              1,038                   1,038
Jacobson, Alexander D. Trustee of the Jacobson Living Trust U/D/T dated
  5/21/86 as Restated 2/5/97 ..........................................                865                     865
Jaedicke, Robert K. Family Trust ......................................              1,160                   1,160
Jath Oil Company ......................................................              4,043                   4,043
Jiang, Guoqing "James" ................................................              2,599                   2,599
Jing, Wen .............................................................                411                     411
Joerger, Tricia .......................................................                906                     906
Johnson, Roger W. .....................................................                208                     208
Johnson, Theodore Gus .................................................                571                     571
Jones, Harvey N. ......................................................                519                     519
Kallow East International S.A. ........................................              3,234                   3,234
Kaplan, Marilyn TTEE U/A DTD 11/30/95 by Bernard Blum .................              1,038                   1,038
Katz Family Trust, The ................................................                519                     519
Kawamura, Eiji ........................................................              3,880                   3,880
Kaye, Eric ............................................................              4,678                   4,678
Keck, Chad W. IRA .....................................................                519                     519
Keilhacker, Kurt ......................................................             17,703                  17,703
Kenney, Vincent .......................................................                104                     104
Kenny, Gerard J. ......................................................                216                     216
Kertson, Richard A. & Leanna, Joint Tenants ...........................              1,038                   1,038
Kiger, F. Gray Jr. ....................................................                519                     519
Klatt, Andrew K. ......................................................              1,161                   1,161
Krinsky, David and Cathy Trustees of the Krinsky Living Trust, DTD
  10/20/95 ............................................................                216                     216
Kufis, Andrew C. ......................................................              2,058                   2,058
Kufis, James C. .......................................................            127,248                 127,248
Kufis, James C. Kufis & Carolyn M. Kufis 1988 Trust ...................              2,058                   2,058
Kyle Investments/A Partnership ........................................              2,426                   2,426
Ladensohn, David A. ...................................................                728                     728
Ladensohn, Kenneth R. .................................................              2,562                   2,562
LaFountain, Tad .......................................................                836                     836
Lang, Dr. William C. Jr. ..............................................                202                     202
Lang, Dr. William C. Jr., P.S. Northwest Radiology Consultants ........                404                     404
Larson, Robert E. .....................................................             55,381                  55,381
Lauder, Gary ..........................................................              2,161                   2,161
Lawrence, Damon and Marian Trustees of the Lawrence Living Trust DTD
  December 15, 1995 ...................................................                432                     432
Lee, C. Quincy Estate .................................................              2,022                   2,022
Lee, Liang Chen .......................................................             21,467                  21,467
Leininger, James R. ...................................................              1,120                   1,120
Lepofsky, Robert J. ...................................................              1,038                   1,038
Levine, Larry .........................................................                108                     108

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Levy Family Trust Dtd 2/18/83, The ....................................              1,038                   1,038
Ligeti, Conner ........................................................                618                     618
Ligeti, Hunter ........................................................                618                     618
Ligeti, Kiersten ......................................................                618                     618
Ligeti, Robert ........................................................                618                     618
Lin, David Fonglu and Wand H. .........................................              1,038                   1,038
Lirola, Bernard IRA Bear Stearns Securities Corp. Custodian ...........                208                     208
Long, Junsheng ........................................................              1,860                   1,860
Lor, Inc. .............................................................             20,215                  20,215
Lorton, Robert E. .....................................................              2,022                   2,022
Love, Dixie L. ........................................................                292                     292
Macricostas, Constantine ..............................................                519                     519
Magid, James I. .......................................................                208                     208
Mandaric, Milan .......................................................              2,076                   2,076
Marazita, Frank .......................................................             18,054                  18,054
Marshall, James R. ....................................................              2,903                   2,903
Marshall, Joseph ......................................................                823                     823
Marshall, Robert and Sarane Marshall as Trustees of the Robert Marshall
  and Sarane Marshall Trust U/A dated 7/21/94 .........................             11,276                  11,276
Martin, James N. ......................................................                540                     540
McCombs Family, LLC ...................................................              5,163                   5,163
McDermott, Robert F. ..................................................              2,022                   2,022
McKee, E. Stanton Jr. .................................................                519                     519
McManus, John J. ......................................................                519                     519
McNutt, Amy Shelton Charitable Trust ..................................              2,562                   2,562
McWalters, Agnes ......................................................                100                     100
McWalters, Kevin ......................................................                200                     200
McWalters, Robert .....................................................                100                     100
Mendicino, V. Frank ...................................................             25,429                  25,429
Messer-Halff Partnership ..............................................                560                     560
Michaelson, John C. ...................................................              4,378                   4,378
Mineck, John D. .......................................................                519                     519
Moody, J. Roger, Roth IRA .............................................                519                     519
Moonan, Jeffrey P. ....................................................                156                     156
Moore, Gordon E. & Betty I. Moore, Trustees of the Gordon E. Moore and
  Betty I. Moore Trust u/a/d 10/9/73 ..................................              2,076                   2,076
Morihiro, Koji ........................................................              8,852                   8,852
Morse, David ..........................................................              1,081                   1,081
Mulderig, Jane F. .....................................................                809                     809
Nason, Norman A. ......................................................              5,146                   5,146
Natcan Investment Management ..........................................             24,259                  24,259
National Bancorp of Alaska, Inc. ......................................              8,086                   8,086
National Industries Group .............................................              3,242                   3,242
NBR - Needham 2 Partnership ...........................................              1,401                   1,401
Nease, Lawton M. III, CLU .............................................              2,021                   2,021
Needham & Company, Inc. ...............................................              4,186                   4,186

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Needham 1997 Investment LLC ...........................................              2,074                   2,074
Needham Capital Partners II (Bermuda), L.P. ...........................              1,183                   1,183
Needham Capital Partners II, L.P. .....................................             10,831                  10,831
Needham, George A. ....................................................              4,378                   4,378
Niedland, Suzanne L. ..................................................                519                     519
Nissenbaum, Robert ....................................................              6,175                   6,175
Occhipinti, John C. ...................................................              7,883                   7,883
Occhipinti, Vincent M. ................................................             55,381                  55,381
Olmos Partners ........................................................              2,426                   2,426
Onopchenco, Laura .....................................................              3,190                   3,190
Ontario Teachers' Pension Plan Board ..................................            974,898                 974,898
Pacific Coast Investors, Ltd. .........................................            262,980                 262,980
Pantazelos, Peter G. ..................................................                259                     259
Pao, Henry C. and Deborah Y. Trust Dtd 10/4/83 ........................                519                     519
Pasternoster, Paul ....................................................              3,911                   3,911
Patil, Suhas S. .......................................................              1,038                   1,038
Perlegos, George & Angeliki ...........................................                519                     519
Perlegos, Gust ........................................................                519                     519
Phoenix Leasing Incorporated ..........................................              7,071                   7,071
Pictet & Cie (as nominee) .............................................                865                     865
Poirer, Lynn ..........................................................                111                     111
Poitras, James P. .....................................................                519                     519
Ponce, Silvia A. ......................................................                519                     519
Poppa, Ryal Robert ....................................................                519                     519
Positioning Strategies ................................................              3,430                   3,430
Price, Peter R. .......................................................                865                     865
Prior, John J. Jr. ....................................................              3,859                   3,859
Public Institution for Social Security - Kuwait .......................              8,210                   8,210
Pywood Investment Corporation .........................................              1,297                   1,297
Race, Stephen M. ......................................................                 41                      41
Ragland, Ronad E. & Linda C. ..........................................                519                     519
Ready, Matt ...........................................................              1,029                   1,029
Rees/Source Ventures #13, LLC .........................................             27,814                  27,814
Rees/Source Ventures Limited Partnership #7 ...........................                809                     809
Rees/Source Ventures, Inc. ............................................              1,030                   1,030
Regime de rentes du Mouvement des Caisses .............................             21,614                  21,614
Reinhold, Walter B. ...................................................              1,038                   1,038
Reiser, Robert E. Jr. IRA .............................................                 81                      81
Revocable Living Trust of Wesley C. Pickard 9/25/96 ...................                324                     324
Ridley, Judy L. .......................................................              2,058                   2,058
Robertson Stephens Inc. FBO U.S. Small Business Administration ........             38,685                  38,685
Robinson Partners .....................................................              1,038                   1,038
Robinson, James S. Trust u/a Dtd 1/1/82 ...............................                519                     519
Rogan, Paul ...........................................................                519                     519
Rollins Investment Fund ...............................................             10,807                  10,807
Rollins, Gary W. ......................................................              2,161                   2,161
Rollins, R. Randall ...................................................              2,161                   2,161

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Roselli, Robert .......................................................              2,161                   2,161
Rothschild Bank AG, Acting as nominee .................................                865                     865
Royal Bank of Canada ..................................................             21,614                  21,614
S. Barshop Investments, Ltd. ..........................................              2,830                   2,830
Saad Investments Company Limited ......................................             10,807                  10,807
Saalfield, James ......................................................                519                     519
Salient Investment L.T.D. .............................................              1,081                   1,081
Sanderson, Stuart W. ..................................................                208                     208
Sasca Investissement ..................................................              1,729                   1,729
Saxe, Jon S. & Myrna G. Marshall 1997 Trust ...........................                259                     259
Schroeder Family Trust, The ...........................................              1,038                   1,038
Schwarzer, Fred M. ....................................................              1,160                   1,160
Schweichler Associates ................................................              2,058*                  2,058
Seaver Partners .......................................................                519                     519
Seawell, A. Brooke ....................................................                259                     259
Selby Venture Partners, L.P. ..........................................             25,160                  25,160
Selby, Richard ........................................................                324                     324
Select Ventures, L.L.C. ...............................................                270                     270
Semmes Partnership, Ltd. ..............................................              2,887                   2,887
Senner, Valerie .......................................................              2,210                   2,210
Sentry Insurance a Mutual Company .....................................              8,646                   8,646
Shetler, Joy ..........................................................                205                     205
Shields Jr., Thomas A. Trustee u/d/t 4-14-1999 ........................                270                     270
Shoemaker Family Partner ..............................................                259                     259
Shriner, Donald R. ....................................................              5,146                   5,146
Singh, Prithipal & Rajinder K. Singh, Trustees, Singh Trust UDT April
  17, 1986 ............................................................                415                     415
Small Business Administration .........................................            140,637                 140,637
Smart, J. Larry & Cheryl L. as Trustees of the J. Larry & Cheryl L.
  Smart Revocable Trust dtd March 29, 1995 ............................                519                     519
Smith, Roger Living Trust .............................................                324                     324
Smith, Walstein Bennett III ...........................................              2,058                   2,058
Spersibs L.P. .........................................................              4,043                   4,043
Staebler, Michael .....................................................                162                     162
State Street Bank and Trust Company as Trustee for Equifax, Inc. U.S.
  Retirement Income Plan ..............................................             26,979                  26,979
Stein, A.J. Trust, The, UTD dated Oct. 14, 1983 .......................              1,038                   1,038
Stern, Jonathan .......................................................                404                     404
Stewart, John G. ......................................................              4,323                   4,323
Strauch, C.S. & Nan Y. Living Trust dated 10/26/82 ....................                519                     519
Stumberg, Diana M. ....................................................                432                     432
Stumberg, Eric B. .....................................................                432                     432
Stumberg, Jr., Louis H. ...............................................                432                     432
Stumberg, Mary Pat ....................................................                865                     865
Sutherlin, Michael W. & Mary Lynn Sutherlin Trustees under Declaration
  of Trust Dtd 8/8/97 .................................................                519                     519
Synergy Inc. Retirement Plan Trust ....................................              2,698                   2,698
Tamarind Investments, Ltd. ............................................              2,161                   2,161

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Techfund Capital II, L.P. .............................................            187,249                 187,249
Techfund Capital Management II, LLC ...................................              8,401                   8,401
Techfund Capital Management, LLC ......................................             16,983                  16,983
Techfund Capital, L.P. ................................................            185,271                 185,271
Technology Ventures Investment Fund, LLC ..............................              3,242                   3,242
Testa, Richard J. .....................................................                104                     104
Therrien, Robert J. ...................................................              1,038                   1,038
Thornton, Sally B. Trust Dtd 8/14/91 ..................................                519                     519
Tinicum Investors .....................................................              1,038                   1,038
Tomita, Lane ..........................................................              2,187                   2,187
Tompkins Family Trust, The DTD 3/16/90 ................................                519                     519
Townes, David K. IRA ..................................................                156                     156
Trapani, Lisa C. ......................................................                823                     823
Trimble Navigation Limited Non Qualified Compensation Plan FBO Charles
  R. Trimble ..........................................................                259                     259
Trimble, Charles R. Separate Property Trust ...........................                259                     259
Trinity University ....................................................             10,247                  10,247
University of Tennessee, The ..........................................             16,172                  16,172
USAA Investment Management Company ....................................             42,422                  42,422
Van Der Wansem, Paul J. ...............................................                519                     519
Van Horne, Charles H. .................................................                216                     216
Varner, Roseanne Hirsch ...............................................                519                     519
Vaughn, David E. ......................................................                270                     270
Veerappan, Armachalam .................................................              3,742                   3,742
Venkatesh Family Living Trust .........................................                324                     324
Venture Lending & Leasing II, Inc. ....................................             18,278                  18,278
Venture Lending & Leasing, Inc. .......................................              7,833                   7,833
Viel et Cie ...........................................................              1,081                   1,081
Vonderschmitt, Bernard & Theresa Trust dtd 1/4/96 .....................              1,038                   1,038
Wade Family Trust .....................................................              1,038                   1,038
Wah, Wong Ying ........................................................             68,962                  68,962
Wang, Manzhen .........................................................              1,029                   1,029
Wasserstein Adelson Ventures, L.P. ....................................            271,356                 271,356
Weathers, William J. II ...............................................                121                     121
Weiskopf Silver & Co. .................................................                778                     778
Wellington Trust, Robert Cohn, Trustee ................................              1,160                   1,160
Whims, James ..........................................................             14,303                  14,303
Whims, Robert .........................................................              1,000                   1,000
Whims, Timothy ........................................................              1,000                   1,000
Wierenga, Ellie .......................................................                233                     233
Willis, Mary Ellen ....................................................              1,081                   1,081
Wilson, Robert C. .....................................................                519                     519
Witter, Michael David .................................................                519                     519
Wolfson Family Trust ..................................................              1,081                   1,081
Woodside Fund III SBIC, L.P. ..........................................             50,272                  50,272
Woodside Fund IV L.P. .................................................             42,105                  42,105
WPEP Ventures, LLC ....................................................              9,357                   9,357
Wu, Kuo-Yong ..........................................................              7,163                   7,163

                                                                             COMMON STOCK OWNED         COMMON STOCK
NAME                                                                      PRIOR TO THE OFFERING       OFFERED HEREBY
----                                                                      ---------------------       --------------
Wu, Yung-Fnng .........................................................             28,608                  28,608
Xanadu Partners .......................................................              1,038                   1,038
Yeah, Solomon .........................................................              7,163                   7,163
Yost, Mary L. .........................................................                809                     809
Zafran Family Trust 12/10/95 Alan & Judy Zafran, Trustees .............                216                     216
Zuckerman, Matthew ....................................................              4,652                   4,652
                                                                                 ---------               ---------
     Total ............................................................          6,529,885               6,529,885
                                                                                 =========               =========


------------------

 * Options to purchase our common stock held prior to the offering.

** 50% of these shares represent options to purchase our common stock held prior to the offering.